Exhibit 10.1

***Text Omitted and Filed Separately with the Securities and Exchange Commission

Confidential Treatment Requested Under

17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

FIFTH AMENDMENT TO

COLLABORATION AGREEMENT

This Fifth Amendment (“Fifth Amendment”) to the Collaboration Agreement (the “Agreement”) by and between F. Hoffmann-La Roche Ltd, with an office and place of business at Grenzacherstrasse 124, 4070, Basel, Switzerland, and Hoffmann-La Roche Inc., with an office and place of business at 150 Clove Road, Suite 8, Little Falls, New Jersey 07424, U.S.A. (together, “Roche”), on the one hand, and Foundation Medicine, Inc., with an office and place of business at 150 Second Street, Cambridge, MA 02141, U.S.A. (“FMI”), on the other hand (each a “Party,” and collectively, the “Parties”), as such Agreement has been amended from time to time, is entered into by and between the Parties and shall be considered effective as of the 8th of September, 2017 (the “Fifth Amendment Effective Date”). Capitalized terms used in this Fifth Amendment and not otherwise defined herein are used with the meanings ascribed to them in the Agreement.

1.	Section 1.27. Section 1.27 of the Agreement is hereby replaced with the following:

“1.27 Excepted Activities

The term “Excepted Activities” shall mean […***…].

[Signature page follows.]

IN WITNESS WHEREOF, the Parties hereto have caused this Fifth Amendment to be executed and effective as of the Fifth Amendment Effective Date. All other terms and conditions of the Agreement remain in force and effect.

FOUNDATION MEDICINE, INC.		F. HOFFMANN-LA ROCHE LTD

Signed:	/s/ Steven J. Kafka	Signed:	/s/ Luc Schnitzler
Name:	Steven J. Kafka, Ph.D.	Name:	Luc Schnitzler
Title:	President & Chief Operating Officer	Title:	Global Alliance & Asset Director

F. HOFFMANN-LA ROCHE LTD

		Signed:	/s/ Stefan Arnold
		Name:	Stefan Arnold
		Title:	Head Legal Pharma

HOFFMANN-LA ROCHE INC.

		Signed:	/s/ John P. Parise
		Name:	John P. Parise
		Title:	Authorized Signatory

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